Supplement Dated September 1, 2006 to the
Statement of Additional Information for Pacific Funds
dated July 1, 2006
     This supplement amends the Pacific Funds Statement of Additional Information (SAI) dated July 1, 2006 and must be preceded or accompanied by the SAI. Remember to review the SAI for other important information.
     The second to last paragraph on page 61 of the “Investment Adviser” section is replaced with the following:
     To help limit expenses with respect to the Funds, Pacific Life has contractually agreed to reduce all or part of its investment advisory fees, or administrative fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees, distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the remaining Funds, through 12/31/07. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 12/31/07. If it does not, each Fund will incur the sum of the total annual operating expenses applicable to the Fund.
     The section titled “Loans of Fund Securities” is replaced in its entirety with the following:
     For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Although Pacific Funds has authorized PFPC, Inc. (PFPC) to engage in securities lending, as of the date of the SAI, it does not presently do so. In determining whether to lend securities, PFPC would consider all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.
     The following is added after the second sentence of the first paragraph under the “Investments in Other Investment Company Securities” section:
     These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds.

Form no. PFSAI806